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SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2003

Carriage Services, Inc.
(Exact name of registrant as specified in is charter)

Delaware (State or other jurisdiction of incorporation)	1-11961 (Commission File Number)	76-0423828 (IRS Employer Identification No.)
1900 St. James Place, 4th Floor Houston, Texas 77056 (Address, including zip code, of principal executive offices)

Registrant's telephone number, including area code:
(713) 332-8400

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

  (c)
  Exhibits. The following exhibits are furnished as part of this current report on Form 8-K:

    99.1    Press Release dated October 29, 2003.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

        In the press release dated October 29, 2003, the Company announced and commented on its financial results for its fiscal third quarter ended September 30, 2003. A copy of the press release issued by the Company is attached hereto as Exhibit 99.1 and incorporated by this reference. The information being furnished under Item 12. Results of Operations and Financial Condition, including the press release attached hereto as Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that Section.

        The Company's press release contains non-GAAP financial measures. Generally, a non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with United States generally accepted accounting principles, or GAAP. Pursuant to the requirements of Regulation G, the Company has provided quantitative reconciliations within the press release of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, Carriage Services, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARRIAGE SERVICES, INC.
DATE OCTOBER 30, 2003	By:	/s/ JOSEPH SAPORITO Joseph Saporito Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit	Description
99.1	Press release dated October 29, 2003

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SIGNATURE
INDEX TO EXHIBITS